
            MISSISSIPPI POWER & LIGHT COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)

                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                         ASSETS                              Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Utility Plant:
  Electric                                                      $1,543,888                            $1,543,888
  Construction work in progress                                     51,336                                51,336
                                                          -----------------  -----------------  -----------------
           Total                                                 1,595,224                             1,595,224
  Less - accumulated depreciation
   and amortization                                                607,407                               607,407
                                                          -----------------  -----------------  -----------------
           Utility plant - net                                     987,817                               987,817
                                                          -----------------  -----------------  -----------------
Other Property and Investments:
  Investment in subsidiary company
   - at equity                                                       5,531                                 5,531
  Other                                                              5,617                                 5,617
                                                          -----------------  -----------------  -----------------
           Total                                                    11,148                                11,148
                                                          -----------------  -----------------  -----------------
Current Assets:
  Cash and cash equivalents:
    Cash                                                             5,770              ($913)             4,857
    Temporary cash investments - at cost,
      which approximates market -
      Associated companies                                           4,797                                 4,797
      Other                                                         26,917                                26,917
                                                          -----------------  -----------------  -----------------
           Total cash and cash equivalents                          37,484               (913)            36,571
  Accounts receivable:
    Customer (less allowance for
      doubtful accounts of $2.1 million)                            61,911                                61,911
    Associated companies                                             4,566                                 4,566
    Other                                                            1,968                                 1,968
    Accrued unbilled revenues                                       52,105                                52,105
  Fuel inventory - at average cost                                   8,107                                 8,107
  Materials and supplies - at average cost                          21,237                                21,237
  Rate deferrals                                                   126,378                               126,378
  Prepayments and other                                              7,484                                 7,484
                                                          -----------------  -----------------  -----------------
            Total                                                  321,240               (913)           320,327
                                                          -----------------  -----------------  -----------------
Deferred Debits and Other Assets:
 Regulatory Assets:
  Rate deferrals                                                   287,108                               287,108
  Unamortized loss on reacquired debt                                9,557             17,256             26,813
  Other regulatory assets                                            9,385                                 9,385
 Other                                                               8,000              5,883             13,883
                                                          -----------------  -----------------  -----------------
            Total                                                  314,050             23,139            337,189
                                                          -----------------  -----------------  -----------------
            TOTAL                                               $1,634,255            $22,226         $1,656,481
                                                          =================  =================  =================





            MISSISSIPPI POWER & LIGHT COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)

                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
             CAPITALIZATION AND LIABILITIES                  Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Capitalization:
  Common stock, no par value, authorized
    15,000,000 shares; issued and
    outstanding 8,666,357 shares                                  $199,326                              $199,326
  Capital stock expense and other                                     (218)           ($1,359)            (1,577)
  Retained earnings                                                250,023             (1,732)           248,291
                                                          -----------------  -----------------  -----------------
          Total common shareholder's equity                        449,131             (3,091)           446,040

  Preferred stock                                                   74,651                349             75,000
  Long-term debt                                                   504,358             24,968            529,326
                                                          -----------------  -----------------  -----------------
          Total                                                  1,028,140             22,226          1,050,366
                                                          -----------------  -----------------  -----------------
Other Noncurrent Liabilities:
  Obligations under capital leases                                     456                                   456
  Other                                                              8,345                                 8,345
                                                          -----------------  -----------------  -----------------
          Total                                                      8,801                                 8,801
                                                          -----------------  -----------------  -----------------
Current Liabilities:
  Currently maturing long-term debt                                 66,015                                66,015
  Accounts payable:
    Associated companies                                            27,340                                27,340
    Other                                                           29,720                                29,720
  Customer deposits                                                 24,062                                24,062
  Taxes accrued                                                     45,800                                45,800
  Accumulated deferred income taxes                                 52,426                                52,426
  Interest accrued                                                  16,688                                16,688
  Dividends declared                                                 1,468                                 1,468
  Other                                                              8,357                                 8,357
                                                          -----------------  -----------------  -----------------
          Total                                                    271,876                               271,876
                                                          -----------------  -----------------  -----------------
Deferred Credits:
  Accumulated deferred income taxes                                276,791                               276,791
  Accumulated deferred investment
    tax credits                                                     28,366                                28,366
  SFAS 109 regulatory liability - net                                9,410                                 9,410
  Other                                                             10,871                                10,871
                                                          -----------------  -----------------  -----------------
          Total                                                    325,438                               325,438
                                                          -----------------  -----------------  -----------------
          TOTAL                                                 $1,634,255            $22,226         $1,656,481
                                                          =================  =================  =================



            MISSISSIPPI POWER & LIGHT COMPANY
             PRO FORMA STATEMENT OF INCOME
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)

                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before           In Present            After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Operating Revenues:                                               $888,889                              $888,889
                                                          -----------------  -----------------  -----------------
Operating Expenses:
  Operation and maintenance:
     Fuel and fuel-related expenses                                172,948                               172,948
     Purchased power                                               236,690                               236,690
     Other operation and maintenance                               142,381                               142,381
  Depreciation and amortization                                     37,671                                37,671
  Taxes other than income taxes                                     46,174                                46,174
  Income taxes                                                      23,393                $48             23,441
  Amortization of rate deferrals                                   113,242                               113,242
                                                          -----------------  -----------------  -----------------
        Total                                                      772,499                 48            772,547
                                                          -----------------  -----------------  -----------------
Operating Income                                                   116,390                (48)           116,342
                                                          -----------------  -----------------  -----------------
Other Income (Deductions):
  Allowance for equity funds used
   during construction                                               1,037                                 1,037
  Miscellaneous - net                                                  238                                   238
  Income taxes                                                       3,658                                 3,658
                                                          -----------------  -----------------  -----------------
        Total                                                        4,933                                 4,933
                                                          -----------------  -----------------  -----------------
Interest Charges:
  Interest on long-term debt                                        47,235               (125)            47,110
  Other interest - net                                               5,310                                 5,310
  Allowance for borrowed funds used
   during construction                                                (823)                                 (823)
                                                          -----------------  -----------------  -----------------
        Total                                                       51,722               (125)            51,597
                                                          -----------------  -----------------  -----------------
Net Income                                                          69,601                 77             69,678

Preferred Stock Dividend Requirements
 and Other                                                           7,965              1,809              9,774
                                                          -----------------  -----------------  -----------------
Earnings Applicable to Common Stock                                $61,636            ($1,732)           $59,904
                                                          =================  =================  =================




           MISSISSIPPI POWER & LIGHT COMPANY
        PRO FORMA STATEMENT OF RETAINED EARNINGS
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)

                                                              Adjustments to Reflect
                                                              Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Retained Earnings - October 1, 1994                               $241,330                              $241,330
Add
  Net Income                                                        69,601                $77             69,678
                                                          -----------------  -----------------  -----------------
               Total                                               310,931                 77            311,008
                                                          -----------------  -----------------  -----------------

  Deduct:
   Dividends declared on common stock                               53,000                                53,000
   Dividends declared on preferred stock                             6,364                620              6,984

   Preferred stock expense                                           1,544              1,189              2,733
                                                          -----------------  -----------------  -----------------
               Total                                                60,908              1,809             62,717
                                                          -----------------  -----------------  -----------------

Retained Earnings - September 30, 1995                            $250,023            ($1,732)          $248,291
                                                          =================  =================  =================

            MISSISSIPPI POWER & LIGHT COMPANY
ADJUSTMENTS TO REFLECT TRANSACTIONS PROPOSED IN PRESENT FILING
               EXCLUDING ISSUANCE OF MIPS
                 AT SEPTEMBER 30, 1995





                                                        Entry No. 1
Cash                                                           524,142,000
Unamortized Debt Expense                                         5,858,000
Long-Term Debt - Bonds / Debentures                                               530,000,000

       To record the sale of $530 million principal amount of Bonds / Debentures at various maturity dates at various interest rates, as well as the initial expenses incurred in connection with the issuance.


                                                        Entry No. 2

Interest on Long-Term Debt                                      42,400,000
Cash                                                                               42,400,000

     To record interest, and subsequent payment, on Bonds / Debentures
(assuming 8% interst rate).


                                                        Entry No. 3

Long Term Debt - First Mortgage Bonds                           35,000,000
Long Term Debt - G & R Bonds                                   477,000,000
Unamortized Premium                                                  7,000
Unamortized Loss on Reacquired Debt                             16,656,000
Unamortized Debt Expense                                                              855,000
Unamortized Discount                                                                2,895,000
Cash                                                                              524,913,000

     To record early redemption of First Mortgage Bonds and G & R Bonds, at various maturity dates and at various interest rates.



                                                        Entry No. 4

Cash                                                            42,294,000
Interest Expense                                                                   42,294,000

     To record the reduction in interest expense on the retirement of First Mortgage
Bonds and G & R Bonds.



                                                        Entry No.5

Cash                                                             34,120,000
Unamortized Debt Expense                                            880,000
Long-Term Debt - Tax-Exempt Bonds                                                   35,000,000

     To record the sale of $35 million principal amount of Tax-Exempt Bonds and related issuance expenses.


                                                        Entry No. 6

Interest on Long-Term Debt                                        2,450,000
Cash                                                                                 2,450,000

     To record annual interest, and subsequent payment, on Tax-Exempt Bonds
(assuming 7% interest rate).


                                                        Entry No. 7

Long-Term Debt - Tax-Exempt Bonds                                30,920,000
Unamortized Loss on Reacquired Debt                                 600,000
Cash                                                                                31,520,000

     To record early redemption of Tax-Exempt Bonds at various maturity dates at various interest rates.


                                                        Entry No. 8

Cash                                                              2,681,000
Interest on Long-Term Debt                                                           2,681,000

    To record the reduction in interest expense on the retirement of Tax-Exempt Bonds.


                                                        Entry No. 9

Cash                                                            73,699,000
Capital Stock Expense                                            1,301,000
Preferred Stock                                                                    75,000,000

   To record issuance of $75 million of Preferred Stock and related issuance costs.





                                                        Entry No. 10

Retained Earnings                                                6,375,000
Cash                                                                                6,375,000

   To record increase in dividend payments related to issuance of Preferred Stock.


                                                        Entry No. 11

Preferred Stock                                                 74,651,000
Additional Paid-In Capital                                          58,000
Preferred Stock Dividend Requirements and Other                  1,189,000
Cash                                                                               75,898,000

   To record early redemption of Preferred Stock , various issues.


                                                        Entry No. 12

Cash                                                             5,755,000
Retained Earnings                                                                   5,755,000

   To record decrease in dividend payments related to redemption of Preferred Stock.



                                                        Entry No. 13

Income Taxes                                                        48,000
Cash                                                                                   48,000

     To record the increase in Income Taxes related to the net decrease ($125,000) in interest expense from refinancing of First Mortgage Bonds, G & R Bonds and
Tax-Exempt Bonds.




            MISSISSIPPI POWER & LIGHT COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)

                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                         ASSETS                              Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Utility Plant:
  Electric                                                      $1,543,888                            $1,543,888
  Construction work in progress                                     51,336                                51,336
                                                          -----------------  -----------------  -----------------
           Total                                                 1,595,224                             1,595,224
  Less - accumulated depreciation
   and amortization                                                607,407                               607,407
                                                          -----------------  -----------------  -----------------
           Utility plant - net                                     987,817                               987,817
                                                          -----------------  -----------------  -----------------
Other Property and Investments:
  Investment in subsidiary company
   - at equity                                                       5,531                                 5,531
  Other                                                              5,617                                 5,617
                                                          -----------------  -----------------  -----------------
           Total                                                    11,148                                11,148
                                                          -----------------  -----------------  -----------------
Current Assets:
  Cash and cash equivalents:
    Cash                                                             5,770                 $0              5,770
    Temporary cash investments - at cost,
      which approximates market -
      Associated companies                                           4,797                                 4,797
      Other                                                         26,917                                26,917
                                                          -----------------  -----------------  -----------------
           Total cash and cash equivalents                          37,484                  0             37,484
  Accounts receivable:
    Customer (less allowance for
      doubtful accounts of $2.1 million)                            61,911                                61,911
    Associated companies                                             4,566                                 4,566
    Other                                                            1,968                                 1,968
    Accrued unbilled revenues                                       52,105                                52,105
  Fuel inventory - at average cost                                   8,107                                 8,107
  Materials and supplies - at average cost                          21,237                                21,237
  Rate deferrals                                                   126,378                               126,378
  Prepayments and other                                              7,484                                 7,484
                                                          -----------------  -----------------  -----------------
            Total                                                  321,240                  0            321,240
                                                          -----------------  -----------------  -----------------
Deferred Debits and Other Assets:
 Regulatory Assets:
  Rate deferrals                                                   287,108                               287,108
  Unamortized loss on reacquired debt                                9,557                  0              9,557
  Other regulatory assets                                            9,385                                 9,385
 Other                                                               8,000                  0              8,000
                                                          -----------------  -----------------  -----------------
            Total                                                  314,050                  0            314,050
                                                          -----------------  -----------------  -----------------
            TOTAL                                               $1,634,255                 $0         $1,634,255
                                                          =================  =================  =================





            MISSISSIPPI POWER & LIGHT COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)

                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
             CAPITALIZATION AND LIABILITIES                  Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Capitalization:
  Common stock, no par value, authorized
    15,000,000 shares; issued and
    outstanding 8,666,357 shares                                  $199,326                              $199,326
  Capital stock expense and other                                     (218)                $0               (218)
  Retained earnings                                                250,023                  0            250,023
                                                          -----------------  -----------------  -----------------
          Total common shareholder's equity                        449,131                  0            449,131

  Preferred stock                                                   74,651                  0              74,651
  Minority interest in preferred securities of subsidiary                                   0                  0
  Long-term debt                                                   504,358                  0            504,358
                                                          -----------------  -----------------  -----------------
          Total                                                  1,028,140                  0          1,028,140
                                                          -----------------  -----------------  -----------------
Other Noncurrent Liabilities:
  Obligations under capital leases                                     456                                   456
  Other                                                              8,345                                 8,345
                                                          -----------------  -----------------  -----------------
          Total                                                      8,801                                 8,801
                                                          -----------------  -----------------  -----------------
Current Liabilities:
  Currently maturing long-term debt                                 66,015                                66,015
  Accounts payable:
    Associated companies                                            27,340                                27,340
    Other                                                           29,720                                29,720
  Customer deposits                                                 24,062                                24,062
  Taxes accrued                                                     45,800                                45,800
  Accumulated deferred income taxes                                 52,426                                52,426
  Interest accrued                                                  16,688                                16,688
  Dividends declared                                                 1,468                                 1,468
  Other                                                              8,357                                 8,357
                                                          -----------------  -----------------  -----------------
          Total                                                    271,876                               271,876
                                                          -----------------  -----------------  -----------------
Deferred Credits:
  Accumulated deferred income taxes                                276,791                               276,791
  Accumulated deferred investment
    tax credits                                                     28,366                                28,366
  SFAS 109 regulatory liability - net                                9,410                                 9,410
  Other                                                             10,871                                10,871
                                                          -----------------  -----------------  -----------------
          Total                                                    325,438                               325,438
                                                          -----------------  -----------------  -----------------
          TOTAL                                                 $1,634,255                 $0         $1,634,255
                                                          =================  =================  =================







            MISSISSIPPI POWER & LIGHT COMPANY
             PRO FORMA STATEMENT OF INCOME
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)

                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before           In Present            After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Operating Revenues:                                               $888,889                              $888,889
                                                          -----------------  -----------------  -----------------
Operating Expenses:
  Operation and maintenance:
     Fuel and fuel-related expenses                                172,948                               172,948
     Purchased power                                               236,690                               236,690
     Other operation and maintenance                               142,381                               142,381
  Depreciation and amortization                                     37,671                                37,671
  Taxes other than income taxes                                     46,174                                46,174
  Income taxes                                                      23,393                 $0             23,393
  Amortization of rate deferrals                                   113,242                               113,242
                                                          -----------------  -----------------  -----------------
        Total                                                      772,499                  0            772,499
                                                          -----------------  -----------------  -----------------
Operating Income                                                   116,390                  0            116,390
                                                          -----------------  -----------------  -----------------
Other Income (Deductions):
  Allowance for equity funds used
   during construction                                               1,037                                 1,037
  Miscellaneous - net                                                  238                                   238
  Income taxes                                                       3,658                                 3,658
                                                          -----------------  -----------------  -----------------
        Total                                                        4,933                                 4,933
                                                          -----------------  -----------------  -----------------
Interest Charges:
  Interest on long-term debt                                        47,235                  0             47,235
  Other interest - net                                               5,310                                 5,310
  Allowance for borrowed funds used
   during construction                                                (823)                                 (823)
  Dividends on preferred securities of subsidiary                                           0                  0
                                                          -----------------  -----------------  -----------------
        Total                                                       51,722                  0             51,722
                                                          -----------------  -----------------  -----------------
Net Income                                                          69,601                  0             69,601

Preferred Stock Dividend Requirements
 and Other                                                           7,965                  0              7,965
                                                          -----------------  -----------------  -----------------
Earnings Applicable to Common Stock                                $61,636                 $0            $61,636
                                                          =================  =================  =================

           MISSISSIPPI POWER & LIGHT COMPANY
        PRO FORMA STATEMENT OF RETAINED EARNINGS
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)

                                                            Adjustments to Reflect
                                                            Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Retained Earnings - October 1, 1994                               $241,330                              $241,330
Add
  Net Income                                                        69,601                 $0             69,601
                                                          -----------------  -----------------  -----------------
               Total                                               310,931                  0            310,931
                                                          -----------------  -----------------  -----------------

  Deduct:
   Dividends declared on common stock                               53,000                                53,000
   Dividends declared on preferred stock                             6,364                  0              6,364
   Preferred stock expense                                           1,544                  0              1,544
                                                          -----------------  -----------------  -----------------
               Total                                                60,908                  0             60,908
                                                          -----------------  -----------------  -----------------

Retained Earnings - September 30, 1995                            $250,023                 $0           $250,023
                                                          =================  =================  =================




            MISSISSIPPI POWER & LIGHT COMPANY
ADJUSTMENTS TO REFLECT TRANSACTIONS PROPOSED IN PRESENT FILING
               INCLUDING ISSUANCE OF MIPS
                 AT SEPTEMBER 30, 1995





                                                        Entry No. 1
Cash                                                           524,142,000
Unamortized Debt Expense                                         5,858,000
Long-Term Debt - Bonds / Debentures                                               530,000,000

       To record the sale of $530 million principal amount of Bonds / Debentures at various maturity dates at various interest rates, as well as the initial expenses incurred in connection with the issuance.


                                                        Entry No. 2

Interest on Long-Term Debt                                      42,400,000
Cash                                                                               42,400,000

     To record annual interest, and subsequent payment, on Bonds / Debentures
(assuming 8% interest rate).


                                                        Entry No. 3

Long Term Debt - First Mortgage Bonds                           35,000,000
Long Term Debt - G & R Bonds                                   477,000,000
Unamortized Premium                                                  7,000
Unamortized Loss on Reacquired Debt                             16,656,000
Unamortized Debt Expense                                                              855,000
Unamortized Discount                                                                2,895,000
Cash                                                                              524,913,000

     To record early redemption of First Mortgage Bonds and G & R Bonds, at various maturity dates and at various interest rates.



                                                        Entry No. 4

Cash                                                            42,294,000
Interest Expense                                                                   42,294,000

     To record the reduction in interest expense on the retirement of First Mortgage
Bonds and G & R Bonds.



                                                        Entry No.5

Cash                                                             34,120,000
Unamortized Debt Expense                                            880,000
Long-Term Debt - Tax-Exempt Bonds                                                   35,000,000

     To record the sale of $35 million principal amount of Tax-Exempt Bonds and related issuance expenses.


                                                        Entry No. 6

Interest on Long-Term Debt                                        2,450,000
Cash                                                                                 2,450,000

     To record annual interest, and subsequent payment, on Tax-Exempt Bonds
(assuming 7% interest rate).


                                                        Entry No. 7

Long-Term Debt - Tax-Exempt Bonds                                30,920,000
Unamortized Loss on Reacquired Debt                                 600,000
Cash                                                                                31,520,000

     To record early redemption of Tax-Exempt Bonds at various maturity dates at various interest rates.


                                                        Entry No. 8

Cash                                                              2,681,000
Interest on Long-Term Debt                                                           2,681,000

    To record the reduction in interest expense on the retirement of Tax-Exempt Bonds.


                                                        Entry No. 9

Cash                                                            72,007,000
Unamortized Expense on Issuance of MIPS                          2,993,000
Minority Interest in Preferred Securities of Subsidiary                            75,000,000

   To record issuance of $75 million of MIPS and related issuance costs by the Issuing Entity.



                                                        Entry No.10

Dividends on Preferred Securities of Subsidiary                  6,375,000
Cash                                                                                6,375,000

   To record annual dividends paid on MIPS by the Issuing Entity (averaging approximately 8.5%).

                                                        Entry No. 11

Preferred Stock                                                 74,651,000
Additional Paid-In Capital                                          58,000
Preferred Stock Dividend Requirements and Other                  1,189,000
Cash                                                                               75,898,000

   To record early redemption of Preferred Stock , various issues.


                                                        Entry No. 12

Cash                                                             5,755,000
Retained Earnings                                                                   5,755,000

   To record decrease in dividend payments related to redemption of Preferred Stock.



                                                        Entry No.13

Cash                                                             2,391,000
Income Taxes                                                                        2,391,000

     To record the decrease in Income Taxes related to the net increase ($6,250,000)
 in interest expense from refinancing of First Mortgage Bonds,G & R  Bonds,
Tax-Exempt Bonds and issuance of MIPS.